News Release
Artio Global Investors Inc.

Artio Global Investors Reports Third Quarter 2011 Results;
Announces Quarterly Dividend of $0.06 Per Share

NEW YORK, NY, October 27, 2011 – Artio Global Investors Inc. (NYSE: ART) (“Artio Global Investors”, together with its subsidiaries, “Artio Global” or the “Company”) today reported its results for the quarter ended September 30, 2011.

Financial Update

•
Adjusted1 net income attributable to Artio Global Investors of $15.9 million, or $0.27 per diluted share, for the third quarter of 2011 (GAAP net income attributable to Artio Global Investors of $6.4 million, or $0.11 per diluted share)

•	Assets under management of $34.3 billion as of September 30, 2011

•	Investment management fees of $65.6 million for the third quarter of 2011

•	Effective fee rate2 of 62.4 basis points for the third quarter of 2011

•	Adjusted operating margin of 50.0% for the third quarter of 2011

•	Quarterly dividend of $0.06 per share on Class A common stock

The Company’s GAAP results include a previously announced compensation charge (the “Compensation Charge”) of $7.6 million related to organizational changes designed to lower the Company’s operating costs and more efficiently manage resources for current business conditions.  The Compensation Charge reduced GAAP net income attributable to Artio Global Investors by $0.08 per diluted share for the third quarter of 2011.  The Company’s adjusted results exclude the Compensation Charge.

1	See Exhibits 3 - 5 of this news release for a reconciliation of the Company’s U.S. GAAP results to its non-GAAP adjusted results (“adjusted”).
2	Effective fee rate is defined as annualized investment management fees (based on the number of days in the period) divided by the average assets under management for the period.

The Company’s adjusted results for all periods assume the Principals’3 non-controlling interests have been fully exchanged for shares of Class A common stock and exclude the amortization of restricted stock units (“RSUs”) granted at the time of the Company’s initial public offering (“IPO”).  Adjusted results are presented to provide more meaningful comparisons between periods.

The Company’s adjusted non-operating loss for the third quarter of 2011 of $4.7 million (GAAP non-operating loss of $6.2 million) includes non-operating losses of $4.3 million on seed capital investments, primarily reflecting market depreciation.

For the third quarter of 2011, adjusted net income attributable to Artio Global Investors was $15.9 million, or $0.27 per diluted share, a decrease of 32% and 31%, respectively, from adjusted net income attributable to Artio Global Investors of $23.3 million, or $0.39 per diluted share, for the second quarter of 2011, and a decrease in each case of 33% from adjusted net income attributable to Artio Global Investors of $23.8 million, or $0.40 per diluted share, for the third quarter of 2010.

On a GAAP basis, net income attributable to Artio Global Investors for the third quarter of 2011 was $6.4 million, or $0.11 per diluted share, a decrease of 70% and 69%, respectively, from net income attributable to Artio Global Investors of $21.2 million, or $0.36 per diluted share, for the second quarter of 2011, and a decrease in each case of 68% from adjusted net income attributable to Artio Global Investors of $20.0 million, or $0.34 per diluted share, for the third quarter of 2010.

For the first nine months of 2011, adjusted net income attributable to Artio Global Investors was $63.4 million, or $1.06 per diluted share, a decrease in each case of 16% from adjusted net income attributable to Artio Global Investors of $75.7 million, or $1.26 per diluted share, for the first nine months of 2010.

On a GAAP basis, net income attributable to Artio Global Investors for the first nine months of 2011 was $49.6 million, or $0.85 per diluted share, a decrease of 14% and 25%, respectively, from net income attributable to Artio Global Investors of $57.8 million, or $1.13 per diluted share, for the first nine months of 2010.

The following tables compare the Company’s GAAP results and adjusted results.  See Exhibits 3 – 5 of this news release for a reconciliation of GAAP results to adjusted results.

3	Richard Pell, Chairman, Chief Executive Officer and Chief Investment Officer, and Rudolph-Riad Younes, Head of International and Global Equities, are collectively referred to as the “Principals”.

	Three Months Ended (in millions, except per share amounts)
	Sep. 30, 2011	Sep. 30, 2010	% Change	Jun. 30, 2011	% Change
Revenue4, GAAP	$63.8	$80.9	(21)%	$78.2	(18)%
Operating income, GAAP	$21.2	$39.9	(47)%	$36.8	(42)%
Operating income, adjusted	$31.9	$42.5	(25)%	$39.5	(19)%
Net income attributable to Artio Global Investors, GAAP	$6.4	$20.0	(68)%	$21.2	(70)%
Net income attributable to Artio Global Investors, adjusted	$15.9	$23.8	(33)%	$23.3	(32)%
Diluted EPS, GAAP	$0.11	$0.34	(68)%	$0.36	(69)%
Diluted EPS, adjusted	$0.27	$0.40	(33)%	$0.39	(31)%

	Nine Months Ended (in millions, except per share amounts)
	Sep. 30, 2011	Sep. 30, 2010	% Change
Revenue4, GAAP	$224.1	$249.9	(10)%
Operating income, GAAP	$97.2	$128.2	(24)%
Operating income, adjusted	$113.1	$136.5	(17)%
Net income attributable to Artio Global Investors, GAAP	$49.6	$57.8	(14)%
Net income attributable to Artio Global Investors, adjusted	$63.4	$75.7	(16)%
Diluted EPS, GAAP	$0.85	$1.13	(25)%
Diluted EPS, adjusted	$1.06	$1.26	(16)%

4   Represents total revenues and other operating income.

Business Update5

•	Four of the Company’s nine eligible mutual funds6 were in the top quartile of Lipper performance rankings for the three-year period ended September 30, 2011

•	Five of the Company’s nine eligible mutual funds7 were in the top third of Lipper performance rankings for the five-year period ended September 30, 2011

•	Net client cash outflows were $4.2 billion for the third quarter of 2011

Management Commentary

“The third quarter saw sharply lower equity markets and a return to heightened levels of volatility,” said Richard Pell, Chairman, Chief Executive Officer and Chief Investment Officer. “Against this market backdrop, it proved to be a challenging quarter for our International Equity strategies, although we were pleased to see some moderation in outflows from our open International Equity II strategy. We continue to have a high degree of conviction in our portfolio positioning, particularly around the rise of the emerging market consumer, taking a considered long-term approach even at the risk of short-term underperformance.”

“We are encouraged by the potential for growth within our fixed income strategies that will serve to diversify our business. During the third quarter, our High Grade Fixed Income strategy increased its asset base, and produced another quarter of strong performance relative to its peer group. After the recent sell-off, high yield is increasingly being viewed as under-priced, with industry fund flows swinging back to positive since quarter end. Given our strategy’s strong long-term performance, we believe that we are well-positioned to participate.”

“On the equity side, we also remain confident that our four US Equity strategies are well-positioned to generate inflows, given the strength of their three- and five-year track records. Although US investors currently lack focus on the asset class, we are encouraged by the early stage inquiries that we are seeing from European investors.”

“Additionally, we announced organizational changes during the third quarter designed to right-size our business and repurchased stock as part of our ongoing capital management.”

5	See section entitled “Fund Performance and Other Disclaimers” and Exhibit 8 of this news release for further information about Lipper and Morningstar rankings.
6	Class I mutual fund shares with a three-year track record; other classes may have different performance characteristics.
7	Class I mutual fund shares with a five-year track record; other classes may have different performance characteristics.

Third Quarter of 2011 Comparison with Third Quarter of 2010

Assets Under Management and Net Client Cash Flows

Assets under management were $34.3 billion as of September 30, 2011, down $19.6 billion, or 36%, from $53.9 billion as of September 30, 2010, due to net client cash outflows and market depreciation.

Net client cash outflows for the third quarter of 2011 were $4.2 billion, driven primarily by net client cash outflows from our International Equity I and II strategies, and our High Yield strategy.8

Revenues and Other Operating Income

Revenues and other operating income for the third quarter of 2011 totaled $63.8 million, down 21% from $80.9 million for the third quarter of 2010.  The decrease was driven primarily by lower investment management fees of $65.6 million for the third quarter of 2011, down 18% from $80.2 million for the third quarter of 2010, due primarily to lower average assets under management.

Expenses

Employee Compensation and Benefits

For the third quarter of 2011, adjusted employee compensation and benefits expenses were $17.7 million, down 20% from $22.2 million for the third quarter of 2010.  The decrease was due primarily to lower incentive compensation accruals, partly offset by accruals related to the Company’s long-term incentive plan implemented in 2011.

GAAP employee compensation and benefits expenses for the third quarter of 2011 were $28.4 million, up 15% from $24.8 million for the third quarter of 2010, due primarily to the Compensation Charge, partly offset by the reasons noted above.

Shareholder Servicing and Marketing Expenses

Shareholder servicing and marketing expenses for the third quarter of 2011 were $4.7 million, down 6% from $5.0 million for the third quarter of 2010, driven primarily by lower marketing expenses and a decline in custody fees.

8	See Exhibit 7 for more information on “Assets under Management by Investment Strategy”.

General and Administrative Expenses

General and administrative expenses for the third quarter of 2011 were $9.5 million, a decrease of 16% from $11.2 million for the third quarter of 2010, due primarily to a decline in client-related trading errors and lower professional fees.

Income Taxes

For the third quarter of 2011, the adjusted effective tax rate was 41.4%, 2.0 percentage points lower than the 43.4% adjusted effective tax rate for the third quarter of 2010.  The decrease was due primarily to a lower apportionment of income for state and local tax purposes in the third quarter of 2011.

The GAAP effective tax rate was 64.9% for the third quarter of 2011, 17.5 percentage points higher than the 47.4% GAAP effective tax rate for the third quarter of 2010.  The increase was due primarily to a larger impact in the third quarter of 2011 from the write-off of deferred tax assets related to the vesting of RSUs granted at the time of the IPO, at prices below their grant date fair value, and the inability to record a tax benefit on non-operating losses attributable to the non-controlling interests’ economic ownership in the Consolidated Investment Products.

Third Quarter of 2011 Comparison with Second Quarter of 2011

Assets Under Management

Assets under management were $34.3 billion as of September 30, 2011, a decrease of $12.6 billion, or 27%, from $46.8 billion as of June 30, 2011, due to market depreciation of $8.4 billion and net client cash outflows of $4.2 billion.

Revenues and Other Operating Income

Revenues and other operating income for the third quarter of 2011 totaled $63.8 million, down 18% from $78.2 million for the second quarter of 2011, driven primarily by lower investment management fees.  Investment management fees were $65.6 million for the third quarter of 2011, down 16% from $78.2 million for the second quarter of 2011, due primarily to a decrease in average assets under management.

Expenses

Employee Compensation and Benefits

For the third quarter of 2011, adjusted employee compensation and benefits expenses were $17.7 million, down 24% from $23.2 million for the second quarter of 2011, due primarily to a decrease in incentive compensation accruals.

GAAP employee compensation and benefits expenses for the third quarter of 2011 were $28.4 million, up 10% from $25.8 million for the second quarter of 2011, due primarily to the Compensation Charge, partly offset by the reason noted above.

Shareholder Servicing and Marketing Expenses

Shareholder servicing and marketing expenses for the third quarter of 2011 were $4.7 million, a decrease of 9% from $5.2 million for the second quarter of 2011, due primarily to a decrease in marketing expenses.

General and Administrative Expenses

General and administrative expenses were $9.5 million for the third quarter of 2011, a decrease of 9% from $10.4 million for the second quarter of 2011, due primarily to lower professional fees.

Income Taxes

For the third quarter of 2011, the adjusted effective tax rate was 41.4%, 0.5 percentage points higher than the 40.9% adjusted effective tax rate for the second quarter of 2011.

The GAAP effective tax rate was 64.9% for the third quarter of 2011, 24.3 percentage points higher than the 40.6% GAAP effective tax rate for the second quarter of 2011, due primarily to the write-off of deferred tax assets related to the vesting of RSUs granted at the time of the IPO, at a price below their grant date fair value, and the inability to record a tax benefit on non-operating losses attributable to the non-controlling interests’ economic ownership in the Consolidated Investment Products.

Liquidity and Capital

As of September 30, 2011, the Company had cash and cash equivalents (excluding amounts held in consolidated investment products) of $89.2 million, investments held for deferred compensation of $9.8 million and an undrawn $100.0 million committed revolving credit facility.  During the third quarter of 2011, in accordance with the terms of the credit agreement, the Company repaid $4.5 million of its term debt facility, reducing the outstanding balance to $42.0 million.

Total stockholders’ equity on the Statement of Financial Position was $153.7 million as of September 30, 2011, compared to $103.6 million as of December 31, 2010.

Share Repurchase

During the third quarter of 2011 the Company repurchased and retired 773,939 shares of Class A common stock at an average cost of $8.77 in connection with the 3,000,000 share repurchase program previously announced.  As of September 30, 2011, the Company retains authorization to repurchase 2,226,061 shares of its common stock through December 31, 2013.

Shares

As of September 30, 2011, the total number of shares of Class A and Class B common stock outstanding was 59,251,113.

On September 29, 2011, in accordance with the Company’s certificate of incorporation, 16,755,844 shares of Class C common stock held by our former sole stockholder, GAM Holding AG, were converted to an equal amount of shares of Class A common stock.

For purposes of calculating adjusted earnings per diluted share, the Principals’ New Class A Units, held in the intermediate holding company as of the beginning of the period are assumed to have been fully exchanged into shares of Class A common stock on the first day of the period.

Dividend

On October 24, 2011, the Board of Directors declared a dividend of $0.06 per share on the Class A common stock for the third quarter of 2011, which is payable on November 22, 2011, to stockholders of record as of the close of business on November 9, 2011.

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Teleconference and Webcast Details

The Company will host a conference call for analysts and investors to review third quarter 2011 results, today, October 27, 2011, beginning at 8:00 a.m. (Eastern Time).  The call will be open to the public and can be accessed by dialing +1-888-680-0860 (inside the United States) or +1-617-213-4852 (outside the United States).  The number should be dialed at least ten minutes prior to the start of the call.  The passcode for the call will be 15606585.  A simultaneous webcast of the call (on a listen-only basis), as well as an audio replay, will be available at www.ir.ArtioGlobal.com.

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About Us

Artio Global Investors is the indirect holding company of Artio Global Management LLC ("Artio Global"), a registered investment adviser that actively invests in global equity and fixed income markets, primarily for institutional and intermediary clients.  Headquartered in New York, Artio Global has offices in Los Angeles, Toronto, London and Sydney.

Best known for International Equity, Artio Global also offers a select group of other equity and fixed income investment strategies, including Global Equity, a series of US Equity strategies, High Grade Fixed Income, High Yield and Local Emerging Markets Debt. Access to these strategies is offered through a variety of investment vehicles including separate accounts, commingled funds and mutual funds.

Since 1995 our investment professionals have built a successful long-term track record by taking an unconventional approach to investing. Based on a philosophy of style-agnostic investing across a broad range of opportunities, we have consistently pursued a global approach that we believe provides critical insights, thereby adding value for clients over the long term.

For more information, please visit www.artioglobal.com.

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Cautionary Note Regarding Forward-Looking Statements

In addition to historical information, this news release may, and the related remarks do, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the intrinsic value of our common stock, investor behavior, net client cash flows, our compensation costs and adjusted compensation ratio, future tax rate, use of our free cash flow, potential share repurchases and declaration of dividends.  These forward-looking statements are based on the Company’s current assumptions, expectations and projections about future events.  Words like “believe”, “anticipate”, “intend”, “estimate”, “expect”, “project”, and similar expressions are used to identify forward-looking statements, although not all forward-looking statements contain these words.  These forward-looking statements discuss matters that necessarily involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements.

Among the factors that could cause actual results to differ from those expressed or implied by a forward-looking statement are those described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s report on Form 10-K (File No. 001-34457) filed with the Securities and Exchange Commission on February 25, 2011. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results, performance, or achievements.

Any forward-looking statements in this news release and the related remarks speak only as of the date of this news release.  The related remarks may contain information about the Company subsequent to September 30, 2011.  The Company is not under any obligation and does not intend to make publicly available any update or other revisions to any forward-looking statements to reflect circumstances existing after the date of this release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.

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Contacts

Investor Relations:	Media Relations:
Peter Sands	Neil Shapiro
Head of Investor Relations	Intermarket Communications
+1 212 297 3891	+1 212 754 5423
ir@artioglobal.com	nshapiro@Intermarket.com

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Fund Performance and Other Disclaimers

Lipper rankings are for Class I mutual fund shares with three- and five-year track records only.  Other classes may have different performance characteristics.  Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds and fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives.  Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.  If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

Morningstar rankings are for Class I mutual fund shares with a minimum three-year track record.  For each mutual fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)  The Overall Morningstar Rating for a mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics.  A fund’s independent Morningstar Rating metric is then compared against the mutual fund universe breakpoints to determine its hypothetical rating.

Data presented reflect past performance, which is no guarantee of future results. © 2011 Morningstar, Inc. All Rights Reserved.

This news release is not, and should not be considered, sales material and is not an offer or a solicitation for any securities.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 1
Consolidated Statements of Income
(unaudited, in thousands, except share and per share amounts or as noted)

	Three Months Ended			% Change From		Nine Months Ended		% Change From
	Sep. 30, 2011	Sep. 30, 2010	Jun. 30, 2011	Sep. 30, 2010	Jun. 30, 2011	Sep. 30, 2011	Sep. 30, 2010	Sep. 30, 2010
Revenues and other operating income:
Investment management fees	$65,576	$80,173	$78,209	(18)%	(16)%	$225,561	$249,301	(10)%
Net gains (losses) on securities held for deferred compensation	(1,798)	722	(56)	NM	NM	(1,435)	582	NM
Foreign currency gains (losses)	6	35	(2)	(83)%	NM	(14)	13	NM
Total revenues and other operating income	63,784	80,930	78,151	(21)%	(18)%	224,112	249,896	(10)%

Expenses:
Employee compensation and benefits	28,387	24,772	25,812	15%	10%	82,217	74,588	10%
Shareholder servicing and marketing	4,708	5,031	5,163	(6)%	(9)%	14,736	15,177	(3)%
General and administrative	9,470	11,224	10,357	(16)%	(9)%	29,999	31,954	(6)%
Total expenses	42,565	41,027	41,332	4%	3%	126,952	121,719	4%

Operating income before income tax expense	21,219	39,903	36,819	(47)%	(42)%	97,160	128,177	(24)%

Non-operating loss	(6,190)	(431)	(156)	NM	NM	(5,781)	(1,740)	NM
Income before income tax expense	15,029	39,472	36,663	(62)%	(59)%	91,379	126,437	(28)%

Income taxes	9,753	18,717	14,869	(48)%	(34)%	41,373	49,376	(16)%
Net income	5,276	20,755	21,794	(75)%	(76)%	50,006	77,061	(35)%

Net income attributable to non-controlling interests in AGH (1)	319	756	719	(58)%	(56)%	1,807	19,239	(91)%
Net loss attributable to non-controlling interests in CIP (2)	(1,456)	-	(75)	NM	NM	(1,396)	-	NM
Net income attributable to Artio Global Investors	$6,413	$19,999	$21,150	(68)%	(70)%	$49,595	$57,822	(14)%

Net income per share attributable to Artio Global Investors:
Basic	$0.11	$0.34	$0.36	(68)%	(69)%	$0.85	$1.14	(25)%
Diluted	$0.11	$0.34	$0.36	(68)%	(69)%	$0.85	$1.13	(25)%

Weighted average shares used in net income per share attributable to Artio Global Investors:
Basic	58,157,478	58,678,738	58,392,969	(1)%	0%	58,300,638	50,906,739	15%
Diluted (3)	58,403,338	59,012,436	58,576,859	(1)%	0%	58,430,802	51,136,951	14%

NM - Not Meaningful

Assets under management ($ in millions)	$34,252	$53,860	$46,835	(36)%	(27)%	$34,252	$53,860	(36)%

Average assets under management ($ in millions) (4)	$41,670	$51,004	$49,783	(18)%	(16)%	$47,829	$52,945	(10)%

Effective fee rate (basis points) (5)	62.4	62.4	63.0			63.1	63.0

Effective tax rate	64.9%	47.4%	40.6%			45.3%	39.1%

Employee compensation and benefits as a percentage of total revenues and other operating income (6)	44.5%	30.6%	33.0%			36.7%	29.8%

Operating margin (7)	33.3%	49.3%	47.1%			43.4%	51.3%

1.	Represents non-controlling interests in Artio Global Holdings LLC.
2.	Represents non-controlling interests in Consolidated Investment Products.
3.	The effect of the assumed conversion of the Principals' New Class A units was antidilutive for the three and nine months ended Sep. 30, 2011 and 2010, and the three months ended Jun. 30, 2011.
4.	Average assets under management for a period is computed on the beginning-of-first-month balance and all end-of-month balances in the period.
5.	Effective fee rate is defined as annualized investment management fees (based on the number of days in the period) divided by the average assets under management for the period.
6.	Calculated as employee compensation and benefits expense divided by total revenues and other operating income.
7.	Calculated as operating income before income tax expense divided by total revenues and other operating income.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 2
Non-GAAP Adjusted Consolidated Statements of Income
(unaudited, in thousands, except share and per share amounts or as noted)

	Three Months Ended			% Change From		Nine Months Ended		% Change From
	Sep. 30, 2011	Sep. 30, 2010	Jun. 30, 2011	Sep. 30, 2010	Jun. 30, 2011	Sep. 30, 2011	Sep. 30, 2010	Sep. 30, 2010
Revenues and other operating income:
Investment management fees	$65,576	$80,173	$78,209	(18)%	(16)%	$225,561	$249,301	(10)%
Net gains (losses) on securities held for deferred compensation	(1,798)	722	(56)	NM	NM	(1,435)	582	NM
Foreign currency gains (losses)	6	35	(2)	(83)%	NM	(14)	13	NM
Total revenues and other operating income	63,784	80,930	78,151	(21)%	(18)%	224,112	249,896	(10)%

Expenses:
Employee compensation and benefits	17,714	22,177	23,168	(20)%	(24)%	66,276	66,222	0%
Shareholder servicing and marketing	4,708	5,031	5,163	(6)%	(9)%	14,736	15,177	(3)%
General and administrative	9,470	11,224	10,357	(16)%	(9)%	29,999	31,954	(6)%
Total expenses	31,892	38,432	38,688	(17)%	(18)%	111,011	113,353	(2)%

Operating income before income tax expense	31,892	42,498	39,463	(25)%	(19)%	113,101	136,543	(17)%

Non-operating loss	(4,734)	(431)	(81)	NM	NM	(4,385)	(1,740)	(152)%
Income before income tax expense	27,158	42,067	39,382	(35)%	(31)%	108,716	134,803	(19)%

Income taxes	11,245	18,267	16,109	(38)%	(30)%	45,350	59,121	(23)%
Net income	15,913	23,800	23,273	(33)%	(32)%	63,366	75,682	(16)%

Net income attributable to non-controlling interests in AGH (1)	-	-	-	NM	NM	-	-	NM
Net loss attributable to non-controlling interests in CIP (2)	-	-	-	NM	NM	-	-	NM
Net income attributable to Artio Global Investors	$15,913	$23,800	$23,273	(33)%	(32)%	$63,366	$75,682	(16)%

Net income per diluted share attributable to Artio Global Investors	$0.27	$0.40	$0.39	(33)%	(31)%	$1.06	$1.26	(16)%

Weighted average diluted shares used in net income per share attributable to Artio Global Investors	59,603,338	60,212,436	59,776,859	(1)%	0%	59,630,802	60,240,248	(1)%

NM - Not Meaningful

Assets under management ($ in millions)	$34,252	$53,860	$46,835	(36)%	(27)%	$34,252	$53,860	(36)%

Average assets under management ($ in millions) (3)	$41,670	$51,004	$49,783	(18)%	(16)%	$47,829	$52,945	(10)%

Effective fee rate (basis points) (4)	62.4	62.4	63.0			63.1	63.0

Effective tax rate	41.4%	43.4%	40.9%			41.7%	43.9%

Employee compensation and benefits as a percentage of total revenues and other operating income (5)	27.8%	27.4%	29.6%			29.6%	26.5%

Operating margin (6)	50.0%	52.5%	50.5%			50.5%	54.6%

1.	Represents non-controlling interests in Artio Global Holdings LLC.
2.	Represents non-controlling interests in Consolidated Investment Products.
3.	Average assets under management for a period is computed on the beginning-of-first-month balance and all end-of-month balances in the period.
4.	Effective fee rate is defined as annualized investment management fees (based on the number of days in the period) divided by the average assets under management for the period.
5.	Calculated as employee compensation and benefits expense divided by total revenues and other operating income.
6.	Calculated as operating income before income tax expense divided by total revenues and other operating income.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 3
Reconciliation of GAAP to Non-GAAP Adjusted Consolidated Statements of Income
(unaudited, in thousands, except share and per share amounts)

See Exhibit 5 for notes describing adjustments set forth below.

	Three Months Ended Sep. 30, 2011				Three Months Ended Sep. 30, 2010				Three Months Ended Jun. 30, 2011
	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted
Revenues and other operating income:
Investment management fees	$65,576	$-		$65,576	$80,173	$-		$80,173	$78,209	$-		$78,209
Net gains (losses) on securities held for deferred compensation	(1,798)	-		(1,798)	722	-		722	(56)	-		(56)
Foreign currency gains (losses)	6	-		6	35	-		35	(2)	-		(2)
Total revenues and other operating income	63,784	-		63,784	80,930	-		80,930	78,151	-		78,151

Expenses:
Employee compensation and benefits	28,387	(10,673	) (a)	17,714	24,772	(2,595	) (a)	22,177	25,812	(2,644	) (a)	23,168
Shareholder servicing and marketing	4,708	-		4,708	5,031	-		5,031	5,163	-		5,163
General and administrative	9,470	-		9,470	11,224	-		11,224	10,357	-		10,357
Total expenses	42,565	(10,673)		31,892	41,027	(2,595)		38,432	41,332	(2,644)		38,688

Operating income before income tax expense	21,219	10,673		31,892	39,903	2,595		42,498	36,819	2,644		39,463

Non-operating loss	(6,190)	1,456	(e)	(4,734)	(431)	-		(431)	(156)	75	(e)	(81)
Income before income tax expense	15,029	12,129		27,158	39,472	2,595		42,067	36,663	2,719		39,382

Income taxes	9,753	1,492	(b)	11,245	18,717	(450	) (b)	18,267	14,869	1,240	(b)	16,109
Net income	5,276	10,637		15,913	20,755	3,045		23,800	21,794	1,479		23,273

Net income attributable to non-controlling interests in AGH	319	(319	) (c)	-	756	(756	) (c)	-	719	(719	) (c)	-
Net loss attributable to non-controlling interests in CIP	(1,456)	1,456	(e)	-	-	-		-	(75)	75	(e)	-
Net income attributable to Artio Global Investors	$6,413	$9,500		$15,913	$19,999	$3,801		$23,800	$21,150	$2,123		$23,273

Net income per diluted share attributable to Artio Global Investors	$0.11			$0.27	$0.34			$0.40	$0.36			$0.39

Weighted average diluted shares used in net income per share attributable to Artio Global Investors	58,403,338	1,200,000	(d)	59,603,338	59,012,436	1,200,000	(d)	60,212,436	58,576,859	1,200,000	(d)	59,776,859

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 4
Reconciliation of GAAP to Non-GAAP Adjusted Consolidated Statements of Income
(unaudited, in thousands, except share and per share amounts)

See Exhibit 5 for notes describing adjustments set forth below.

	Nine Months Ended Sep. 30, 2011				Nine Months Ended Sep. 30, 2010
	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted
Revenues and other operating income:
Investment management fees	$225,561	$-		$225,561	$249,301	$-		$249,301
Net gains (losses) on securities held for deferred compensation	(1,435)	-		(1,435)	582	-		582
Foreign currency gains (losses)	(14)	-		(14)	13	-		13
Total revenues and other operating income	224,112	-		224,112	249,896	-		249,896

Expenses:
Employee compensation and benefits	82,217	(15,941	) (a)	66,276	74,588	(8,366	) (a)	66,222
Shareholder servicing and marketing	14,736	-		14,736	15,177	-		15,177
General and administrative	29,999	-		29,999	31,954	-		31,954
Total expenses	126,952	(15,941)		111,011	121,719	(8,366)		113,353

Operating income before income tax expense	97,160	15,941		113,101	128,177	8,366		136,543

Non-operating loss	(5,781)	1,396	(e)	(4,385)	(1,740)	-		(1,740)
Income before income tax expense	91,379	17,337		108,716	126,437	8,366		134,803

Income taxes	41,373	3,977	(b)	45,350	49,376	9,745	(b)	59,121
Net income	50,006	13,360		63,366	77,061	(1,379)		75,682

Net income attributable to non-controlling interests in AGH	1,807	(1,807	) (c)	-	19,239	(19,239	) (c)	-
Net loss attributable to non-controlling interests in CIP	(1,396)	1,396	(e)	-	-	-		-
Net income attributable to Artio Global Investors	$49,595	$13,771		$63,366	$57,822	$17,860		$75,682

Net income per diluted share attributable to Artio Global Investors	$0.85			$1.06	$1.13			$1.26

Weighted average diluted shares used in net income per share attributable to Artio Global Investors	58,430,802	1,200,000	(d)	59,630,802	51,136,951	9,103,297	(d)	60,240,248

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 5
Notes to Reconciliation of GAAP to Non-GAAP Adjusted Consolidated Statements of Income

Management believes the Non-GAAP adjustments set forth below provide more meaningful comparisons between periods.  Additional information on the reorganization of the Company's ownership structure and the relating non-recurring items are discussed in the Company's prospectus dated September 23, 2009.

(a)	Adjustments to exclude the amortization expense associated with the RSUs awarded at the time of the IPO from all periods presented, as the granting of the awards was one-time in nature.

The three and nine months ended Sep. 30, 2011 also exclude the Compensation Charge, as this was non-recurring.

(b)
The adjustments to income taxes for all periods presented reflect the tax effect of the assumed full exchange of the Principals' non-controlling interests for Class A common stock on the first day of the respective period, since prior to such exchange, income tax expense excludes the U.S. federal and state taxes for the income attributable to the Principals and an adjustment to reflect the tax effects of excluding the amortization expense associated with the RSUs awarded at the time of the IPO.

The three and nine months ended Sep. 30, 2011 also include an adjustment to reflect the tax effect of excluding the Compensation Charge.

(c)	Adjustment to eliminate the Principals' non-controlling interests which are assumed to be exchanged for Class A common stock on the first day of the respective period.

(d)	Diluted shares outstanding assumes the Principals have fully exchanged their New Class A Units in Artio Global Holdings LLC for shares of the Company's Class A common stock.

(e)
Adjustments to eliminate third party investors' economic interests in the Consolidated Investment Products from both Net loss attributable to non-controlling interests in the Consolidated Investment Products and Non-operating loss.  Management believes these adjustments provide a more useful measure for comparing Non-operating loss between periods.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 6
Assets under Management by Investment Vehicle
(unaudited, in millions)

	Three Months Ended			% Change From		Nine Months Ended		% Change From
	Sep. 30, 2011	Sep. 30, 2010	Jun. 30, 2011	Sep. 30, 2010	Jun. 30, 2011	Sep. 30, 2011	Sep. 30, 2010	Sep. 30, 2010

Proprietary Funds
Beginning assets under management	$21,192	$21,030	$22,854	1%	(7)%	$23,013	$24,482	(6)%
Gross client cash inflows	1,085	1,160	1,136	(6)%	(4)%	4,009	4,838	(17)%
Gross client cash outflows	(2,887)	(2,045)	(2,739)	(41)%	(5)%	(8,099)	(6,884)	(18)%
Net client cash flows	(1,802)	(885)	(1,603)	(104)%	(12)%	(4,090)	(2,046)	(100)%
Transfers between investment vehicles	(38)	-	-	NM	NM	(38)	-	NM
Total client cash flows	(1,840)	(885)	(1,603)	(108)%	(15)%	(4,128)	(2,046)	(102)%
Market appreciation (depreciation)	(3,888)	2,620	(59)	NM	NM	(3,421)	329	NM
Ending assets under management	15,464	22,765	21,192	(32)%	(27)%	15,464	22,765	(32)%

Institutional Commingled Funds
Beginning assets under management	8,285	7,842	9,374	6%	(12)%	9,236	9,198	0%
Gross client cash inflows	60	199	104	(70)%	(42)%	317	667	(52)%
Gross client cash outflows	(919)	(302)	(1,149)	NM	20%	(2,492)	(1,098)	(127)%
Net client cash flows	(859)	(103)	(1,045)	NM	18%	(2,175)	(431)	NM
Transfers between investment vehicles	38	22	(22)	73%	NM	226	22	NM
Total client cash flows	(821)	(81)	(1,067)	NM	23%	(1,949)	(409)	NM
Market appreciation (depreciation)	(1,695)	1,133	(22)	NM	NM	(1,518)	105	NM
Ending assets under management	5,769	8,894	8,285	(35)%	(30)%	5,769	8,894	(35)%

Separate Accounts
Beginning assets under management	14,221	16,001	14,768	(11)%	(4)%	16,801	17,854	(6)%
Gross client cash inflows	111	308	31	(64)%	NM	277	1,411	(80)%
Gross client cash outflows	(1,232)	(688)	(677)	(79)%	(82)%	(4,149)	(2,161)	(92)%
Net client cash flows	(1,121)	(380)	(646)	(195)%	(74)%	(3,872)	(750)	NM
Transfers between investment vehicles	-	(22)	22	100%	(100)%	(188)	(22)	NM
Total client cash flows	(1,121)	(402)	(624)	(179)%	(80)%	(4,060)	(772)	NM
Market appreciation (depreciation)	(2,262)	2,012	77	NM	NM	(1,903)	529	NM
Ending assets under management	10,838	17,611	14,221	(38)%	(24)%	10,838	17,611	(38)%

Sub-advisory Accounts
Beginning assets under management	3,137	4,122	4,332	(24)%	(28)%	4,357	4,459	(2)%
Gross client cash inflows	33	184	66	(82)%	(50)%	250	877	(71)%
Gross client cash outflows	(434)	(236)	(1,300)	(84)%	67%	(2,054)	(790)	(160)%
Net client cash flows	(401)	(52)	(1,234)	NM	68%	(1,804)	87	NM
Transfers between investment vehicles	-	-	-	NM	NM	-	-	NM
Total client cash flows	(401)	(52)	(1,234)	NM	68%	(1,804)	87	NM
Market appreciation (depreciation)	(555)	520	39	NM	NM	(372)	44	NM
Ending assets under management	2,181	4,590	3,137	(52)%	(30)%	2,181	4,590	(52)%

Total Assets under Management
Beginning assets under management	46,835	48,995	51,328	(4)%	(9)%	53,407	55,993	(5)%
Gross client cash inflows	1,289	1,851	1,337	(30)%	(4)%	4,853	7,793	(38)%
Gross client cash outflows	(5,472)	(3,271)	(5,865)	(67)%	7%	(16,794)	(10,933)	(54)%
Net client cash flows	(4,183)	(1,420)	(4,528)	(195)%	8%	(11,941)	(3,140)	NM
Transfers between investment vehicles	-	-	-	NM	NM	-	-	NM
Total client cash flows	(4,183)	(1,420)	(4,528)	(195)%	8%	(11,941)	(3,140)	NM
Market appreciation (depreciation)	(8,400)	6,285	35	NM	NM	(7,214)	1,007	NM
Ending assets under management	$34,252	$53,860	$46,835	(36)%	(27)%	$34,252	$53,860	(36)%

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 7
Assets under Management by Investment Strategy
(unaudited, in millions)
	Three Months Ended			% Change From		Nine Months Ended		% Change From
	Sep. 30, 2011	Sep. 30, 2010	Jun. 30, 2011	Sep. 30, 2010	Jun. 30, 2011	Sep. 30, 2011	Sep. 30, 2010	Sep. 30, 2010

International Equity I
Beginning assets under management	$15,768	$17,420	$17,298	(9)%	(9)%	$18,781	$21,656	(13)%
Gross client cash inflows	186	416	182	(55)%	2%	800	1,068	(25)%
Gross client cash outflows	(1,767)	(1,204)	(1,643)	(47)%	(8)%	(5,672)	(3,676)	(54)%
Net client cash flows	(1,581)	(788)	(1,461)	(101)%	(8)%	(4,872)	(2,608)	(87)%
Transfers between investment strategies	-	-	-	NM	NM	-	-	NM
Total client cash flows	(1,581)	(788)	(1,461)	(101)%	(8)%	(4,872)	(2,608)	(87)%
Market appreciation (depreciation)	(3,408)	2,562	(69)	NM	NM	(3,130)	146	NM
Ending assets under management	10,779	19,194	15,768	(44)%	(32)%	10,779	19,194	(44)%

International Equity II
Beginning assets under management	19,546	20,552	22,243	(5)%	(12)%	23,272	24,716	(6)%
Gross client cash inflows	361	554	384	(35)%	(6)%	1,627	2,708	(40)%
Gross client cash outflows	(2,507)	(1,101)	(3,053)	(128)%	18%	(7,922)	(4,577)	(73)%
Net client cash flows	(2,146)	(547)	(2,669)	NM	20%	(6,295)	(1,869)	NM
Transfers between investment strategies	(39)	-	-	NM	NM	(39)	50	(178)%
Total client cash flows	(2,185)	(547)	(2,669)	NM	18%	(6,334)	(1,819)	NM
Market appreciation (depreciation)	(4,316)	2,994	(28)	NM	NM	(3,893)	102	NM
Ending assets under management	13,045	22,999	19,546	(43)%	(33)%	13,045	22,999	(43)%

High Grade Fixed Income
Beginning assets under management	4,885	5,652	5,036	(14)%	(3)%	5,088	5,293	(4)%
Gross client cash inflows	305	157	229	94%	33%	682	779	(12)%
Gross client cash outflows	(185)	(521)	(594)	64%	69%	(1,012)	(1,077)	6%
Net client cash flows	120	(364)	(365)	133%	133%	(330)	(298)	(11)%
Transfers between investment strategies	1	-	104	NM	(99)%	100	10	NM
Total client cash flows	121	(364)	(261)	133%	146%	(230)	(288)	20%
Market appreciation (depreciation)	152	178	110	(15)%	38%	300	461	(35)%
Ending assets under management	5,158	5,466	4,885	(6)%	6%	5,158	5,466	(6)%

High Yield
Beginning assets under management	5,246	4,241	5,304	24%	(1)%	4,907	3,516	40%
Gross client cash inflows	409	628	502	(35)%	(19)%	1,620	2,604	(38)%
Gross client cash outflows	(962)	(357)	(499)	(169)%	(93)%	(2,030)	(1,449)	(40)%
Net client cash flows	(553)	271	3	NM	NM	(410)	1,155	(135)%
Transfers between investment strategies	(1)	-	(104)	NM	99%	(100)	(10)	NM
Total client cash flows	(554)	271	(101)	NM	NM	(510)	1,145	(145)%
Market appreciation (depreciation)	(527)	408	43	NM	NM	(232)	259	(190)%
Ending assets under management	4,165	4,920	5,246	(15)%	(21)%	4,165	4,920	(15)%

Global Equity
Beginning assets under management	1,037	817	1,066	27%	(3)%	1,025	618	66%
Gross client cash inflows	14	76	8	(82)%	75%	41	454	(91)%
Gross client cash outflows	(16)	(17)	(20)	6%	20%	(50)	(64)	22%
Net client cash flows	(2)	59	(12)	(103)%	83%	(9)	390	(102)%
Transfers between investment strategies	39	-	-	NM	NM	39	(50)	178%
Total client cash flows	37	59	(12)	(37)%	NM	30	340	(91)%
Market appreciation (depreciation)	(220)	115	(17)	NM	NM	(201)	33	NM
Ending assets under management	854	991	1,037	(14)%	(18)%	854	991	(14)%

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 7
Assets under Management by Investment Strategy
(unaudited, in millions)

	Three Months Ended			% Change From		Nine Months Ended		% Change From
	Sep. 30, 2011	Sep. 30, 2010	Jun. 30, 2011	Sep. 30, 2010	Jun. 30, 2011	Sep. 30, 2011	Sep. 30, 2010	Sep. 30, 2010

US Equity
Beginning assets under management	235	222	274	6%	(14)%	227	81	180%
Gross client cash inflows	12	20	23	(40)%	(48)%	71	180	(61)%
Gross client cash outflows	(21)	(66)	(56)	68%	63%	(88)	(77)	(14)%
Net client cash flows	(9)	(46)	(33)	80%	73%	(17)	103	(117)%
Transfers between investment strategies	-	-	-	NM	NM	-	-	NM
Total client cash flows	(9)	(46)	(33)	80%	73%	(17)	103	(117)%
Market appreciation (depreciation)	(57)	14	(6)	NM	NM	(41)	6	NM
Ending assets under management	169	190	235	(11)%	(28)%	169	190	(11)%

Other (1)
Beginning assets under management	118	91	107	30%	10%	107	113	(5)%
Gross client cash inflows	2	-	9	NM	(78)%	12	-	NM
Gross client cash outflows	(14)	(5)	-	(180)%	NM	(20)	(13)	(54)%
Net client cash flows	(12)	(5)	9	(140)%	NM	(8)	(13)	38%
Transfers between investment strategies	-	-	-	NM	NM	-	-	NM
Total client cash flows	(12)	(5)	9	(140)%	NM	(8)	(13)	38%
Market appreciation (depreciation)	(24)	14	2	NM	NM	(17)	-	NM
Ending assets under management	82	100	118	(18)%	(31)%	82	100	(18)%

Total Assets under Management
Beginning assets under management	46,835	48,995	51,328	(4)%	(9)%	53,407	55,993	(5)%
Gross client cash inflows	1,289	1,851	1,337	(30)%	(4)%	4,853	7,793	(38)%
Gross client cash outflows	(5,472)	(3,271)	(5,865)	(67)%	7%	(16,794)	(10,933)	(54)%
Net client cash flows	(4,183)	(1,420)	(4,528)	(195)%	8%	(11,941)	(3,140)	NM
Transfers between investment strategies	-	-	-	NM	NM	-	-	NM
Total client cash flows	(4,183)	(1,420)	(4,528)	(195)%	8%	(11,941)	(3,140)	NM
Market appreciation (depreciation)	(8,400)	6,285	35	NM	NM	(7,214)	1,007	NM
Ending assets under management	34,252	53,860	46,835	(36)%	(27)%	34,252	53,860	(36)%

1.	Other includes the Local Emerging Markets Debt Fund, Global Credit Opportunities Fund, Other International Equity and Other strategies.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 8
Mutual Fund Performance Data (1)

	Morningstar Ratings /
	Funds in Total Universe (# of Funds)			Lipper Percentile Rankings (PR) / Funds in Total Universe (# of Funds)
				YTD		1-Year		3-Year		5-Year		10-Year
		# of			# of		# of		# of		# of		# of
Fund (3)	Rating	Funds	Category	PR	Funds	PR	Funds	PR	Funds	PR	Funds	PR	Funds	Classification

Artio International Equity Fund, Class A (2)	3	893	Foreign Large Blend	100	358	100	347	92	303	78	256	12	152	International Large-Cap Core
Artio International Equity Fund, Class I (2)	3	893	Foreign Large Blend	100	358	100	347	92	303	74	256	8	152	International Large-Cap Core

Artio International Equity II Fund, Class A	3	893	Foreign Large Blend	100	358	100	347	89	303	59	256	NA	NA	International Large-Cap Core
Artio International Equity II Fund, Class I	3	893	Foreign Large Blend	99	358	99	347	87	303	54	256	NA	NA	International Large-Cap Core

Artio Global Equity Fund, Class A	3	978	World Stock	100	118	100	111	60	100	64	74	NA	NA	Global Large-Cap Growth
Artio Global Equity Fund, Class I	3	978	World Stock	99	118	97	111	57	100	63	74	NA	NA	Global Large-Cap Growth

Artio Microcap Fund, Class A	2	784	Small Growth	81	739	11	723	16	655	42	529	NA	NA	Small-Cap Core
Artio Microcap Fund, Class I	2	784	Small Growth	80	739	10	723	14	655	38	529	NA	NA	Small-Cap Core

Artio Smallcap Fund, Class A	3	784	Small Growth	90	739	80	723	23	655	17	529	NA	NA	Small-Cap Core
Artio Smallcap Fund, Class I	3	784	Small Growth	89	739	77	723	19	655	14	529	NA	NA	Small-Cap Core

Artio Midcap Fund, Class A	3	784	Mid-Cap Growth	9	312	4	305	13	270	36	224	NA	NA	Mid-Cap Core
Artio Midcap Fund, Class I	3	784	Mid-Cap Growth	8	312	3	305	13	270	30	224	NA	NA	Mid-Cap Core

Artio Multicap Fund, Class A	2	1,727	Large Growth	54	793	27	790	14	687	23	577	NA	NA	Multi-Cap Core
Artio Multicap Fund, Class I	3	1,727	Large Growth	48	793	23	790	11	687	16	577	NA	NA	Multi-Cap Core

Artio Global High Income Fund, Class A	4	602	High Yield Bond	86	494	95	491	50	424	16	349	NA	NA	High Current Yield
Artio Global High Income Fund, Class I	4	602	High Yield Bond	85	494	93	491	44	424	10	349	NA	NA	High Current Yield

Artio Total Return Bond Fund, Class A	4	1,241	Intermediate Term Bond	11	578	7	574	45	490	21	390	4	275	Intermediate Investment Grade Debt
Artio Total Return Bond Fund, Class I	5	1,241	Intermediate Term Bond	8	578	5	574	37	490	16	390	2	275	Intermediate Investment Grade Debt

Note: Data as of September 30, 2011

NA: Not applicable

1.
Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds and fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives.  Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.  If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

For each mutual fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)  The Overall Morningstar Rating for a mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics.  A fund's independent Morningstar Rating metric is then compared against the mutual fund universe breakpoints to determine its hypothetical rating. Data presented reflect past performance, which is no guarantee of future results. © 2011 Morningstar, Inc. All Rights Reserved.  This news release is not, and should not be considered, sales material and is not an offer or a solicitation for any securities.

2.	Closed to new investors.

3.	The Artio Local Emerging Markets Debt Fund was launched in May 2011 and is not yet ranked or rated in any of the above categories.